SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): September 30, 2002

Bay View Securitization Corporation

(Exact name of registrant as specified in charter)

Delaware	333-30048	93-1225376

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Bay View Bank
1840 Gateway Drive
San Mateo, California	94404

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (650) 294-6650

(Former name, former address, and former fiscal year, if changed since last report)

TABLE OF CONTENTS

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures
Exhibit 99.1

Table of Contents

This amendment to the registrant’s report on Form 8-K, as filed on October 25, 2002, amends and restates Form 8-K, as filed on October 25, 2002, and is being filed to correct an error in Item 7 and the Exhibit as previously filed herewith.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer’s Reports dated September 30, 2002

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

	BY:	BAY VIEW 2002-LJ-1 OWNER TRUST BAY VIEW SECURITIZATION CORPORATION ORIGINATOR OF TRUST

Dated: October 15, 2002		By:	/s/ Lisa Staab

Lisa Staab AVP, Assistant Controller